UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

					FORM 8-K

				-----------------------

				    Current Report
			Pursuant to Section 13 OR 15(d) of The
			    Securities Exchange Act Of 1934

    Date of Report (Date of earliest event reported): October 25, 2005


                  	 Sutron Corporation
	(Exact name of registrant as specified in its charter.)

          Virginia			  0-12227 		   54-1006352
(State or other jurisdiction		(Commission		(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)


		21300 Ridgetop Circle, Sterling Virginia       20166
		(Address of principal executive offices)     (Zip Code)


                   		(703) 406-2800
		(registrants telephone number, including area code)


					Not Applicable
	(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Securities and Trading Markets: Transfer of Listing
On October 25, 2005, the Company received approval to list its common stock on the Nasdaq SmallCap market. The Company's common stock will trade under the symbol STRN. The stock was previously traded on the Over-The-Counter bulletin board system under the same symbol. This Form 8-K is provided under Item 3.01 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.


					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 25, 2005	       	Sutron Corporation
						(Registrant)


						By /s/ Sidney C. Hooper
						Sidney C. Hooper
						Chief Financial Officer